SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 10, 2001



                           PHOENIX STAR VENTURES, INC.
                          (Formerly WOWTOWN.COM, INC.)
                          -----------------------------
             (Exact name of Registrant as specified in its charter)



     Delaware                       0-26277                    98-0204758
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(State or other jurisdiction   (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)



                        999 West Hastings St., Suite 450
             Vancouver, British Columbia, Canada V6C 2W2 (Address of
                principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (604) 633-2556
                                                            --------------



                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant

      Effective April 10, 2001 the Company retained N.I. Cameron Inc. to act as the Company's independent certified public accountants. In this regard N.I. Cameron Inc. replaced PricewaterhouseCoopers LLP (Pricewaterhouse) which audited the Company's financial statements for the fiscal year ended April 30, 2000. The report of Pricewaterhouse for this period did not contain an adverse opinion, or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. However, the report of Pricewaterhouse for this period was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's year ended April 30, 2000 and subsequent interim periods there were no disagreements with Pricewaterhouse on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Pricewaterhouse would have caused it to make reference to such disagreements in its reports.

     The Company has authorized Pricewaterhouse to discuss any matter relating to the Company and its operations with N.I. Cameron Inc.

      The change in the Company's auditors was recommended and approved by the board of directors of the Company. The Company does not have an audit committee.

      During the year ended April 30, 2000 and subsequent interim periods, the Company did not consult with N.I. Cameron Inc. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

     N.I. Cameron Inc. has reviewed the disclosures contained in this 8-K report. The Company has advised N.I. Cameron Inc. that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why N.I. Cameron Inc. does not agree with any statements made by the Company in this report. N.I. Cameron Inc. has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7.  Financial Statements, Pro Forma Financial Information

(a)   Not Applicable
(b)   Not Applicable
(c)   Exhibits

      Exhibit 16: Letter from the Company's former auditors confirming the information in Item 4.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 29, 2001

                                 PHOENIX STAR VENTURES, INC.
                                 (Formerly WOWTOWN.COM, INC.)



                                 By:   /s/ Stephen Jackson
                                     ------------------------------------------
                                      Stephen Jackson, President